UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 26, 2007
KAYDON CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-12640 (Commission File Number)	13-3186040 (IRS Employer Identification No.)
315 East Eisenhower Parkway, Suite 300
Ann Arbor, MI 48108
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (734) 747-7025
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Press Release, dated July 27, 2007
Press Release, dated July 27, 2007
Press Release, dated July 27, 2007
Press Release, dated July 27, 2007

Item 2.02. Results of Operations and Financial Condition.
     Kaydon Corporation (the “Company”) hereby furnishes a press release, issued July 27, 2007, disclosing material non-public information regarding its results of operations for the second quarter ended June 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release is also available on the Company’s website, which is www.kaydon.com.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
(d)On July 26, 2007, the Company’s Board of Directors (the “Board”) elected Mr. Patrick P. Coyne and Mr. Mark A. Alexander as directors effective July 27, 2007. The committees of the Board to which Messrs. Coyne and Alexander will be appointed, if any, have not yet been determined. Copies of the Company’s press releases announcing such elections are attached hereto as Exhibit 99.2 and Exhibit 99.3 and are incorporated herein by reference.
There are no arrangements or understandings between Mr. Coyne or Mr. Alexander and any other persons pursuant to which they were elected to the Board. There are no transactions in which Mr. Coyne or Mr. Alexander has an interest requiring disclosure under Item 404(a) of Regulation S-K.
Pursuant to the Company’s 2003 Non-Employee Directors Equity Plan, in connection with their election to the Board, Mr. Coyne and Mr. Alexander each received an initial one-time grant, on July 27, 2007, of non-qualified stock options to purchase 5,000 shares of common stock of the Company. The stock options vest 20% per year for five years subject to each director’s continued service on the Board on the vesting date. The exercise price of the stock options will be the closing sale price of the Company’s common stock as reported on the New York Stock Exchange on July 27, 2007.
Item 8.01 Other Events.
On July 27, 2007, the Company announced that its Board had voted to increase the quarterly cash dividend rate from $0.12 per common share to $0.15 per common share. The higher dividend is payable on October 1, 2007, to all stockholders of record as of September 10, 2007. A copy of the Company’s press release announcing the dividend increase is attached hereto as Exhibit 99.4 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated July 27, 2007

99.2	Press Release dated July 27, 2007

99.3	Press Release dated July 27, 2007

99.4	Press Release dated July 27, 2007

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 27, 2007	KAYDON CORPORATION
	By:	/s/ John F. Brocci
John F. Brocci
Vice President Administration and Secretary

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated July 27, 2007

99.2	Press Release dated July 27, 2007

99.3	Press Release dated July 27, 2007

99.4	Press Release dated July 27, 2007